March 11, 2004

U.S. Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549

         Re:      The Prudential Discovery Premier Group Variable Contract Account
                  (File No.811-09799)

                  Discovery Premier Group Retirement Annuity
                  (File No. 333-95637)

Dear Commissioners:

        On behalf of Prudential Insurance Company of America and Prudential Discovery Premier Group Variable Contract Account (the "Account"), we hereby submit pursuant to Rule 30b2-1(b) under the Investment Company Act of 1940 (the "Act"), that the Account's annual report for the period ending December 31, 2003 has been transmitted to contract owners in accordance with Rule 30e-2(a) under the Act.

        In addition to information transmitted herewith, we incorporate by reference the following annual reports with respect to the following specific portfolios: AIM V.I. Government Securities Fund, AIM V.I. International Growth Fund, AIM V.I. Premier Equity Fund, AllianceBernstein Growth and Income Portfolio, AllianceBernstein Premier Growth Portfolio, AllianceBernstein Quasar Portfolio, American Century VP Income & Growth, Davis Value Portfolio, Dreyfus Socially Responsible Growth Fund, Franklin Small Cap Fund, Templeton Foreign Securities Fund, INVESCO VIF-Dynamics Fund, Janus Mid Cap Growth, Janus Growth and Income Portfolio, Janus Worldwide Growth Portfolio, MFS Bond Series, MFS Emerging Growth Series, MFS Investors Growth Stock Series, MFS Investors Trust Series, MFS Total Return Series, Credit Suisse Emerging Growth Portfolio, The Prudential Series Fund, Inc.: Conservative Balanced, Diversified Bond, Equity, Flexible Managed, Global, Government Income, High Yield Bond, Money Market, Jennison, Small Capitalization Stock, Stock Index, Prudential Value and Jennison 20/20 Focus Portfolios.

1.       Filer/Entity:          AIM Variable Insurance Funds
         Registration No.:      811-07452
         CIK No.:               0000896435
         Accession No.:         0000950129-04-001037
         Date of Filing:        03/05/2004

2.       Filer/Entity:         AllianceBernstein Variable Products Series Fund Inc.
         Registration No.:     811-05398
         CIK No.               0000825316
         Accession No.:        0000936772-04-000088
         Date of Filing:       03/10/2004

3.       Filer/Entity:         American Century Variable Portfolios
         Registration No.:     811-05188
         CIK No.               0000814680
         Accession No.:        0000814680-04-0000005
         Date of Filing:       02/27/2004

4.       Filer/Entity          Credit Suisse Trust - Emerging Markets Portfolio
         Registration No.:     811-07261
         CIK No.               000941568
         Accession No.:        0001047469-04-006871
         Date of Filing:       03/08/2004

5.       Filer/Entity:         Davis Variable Account Fund, Inc.
         Registration No.:     811-09293
         CIK No.               0001084060
         Accession No.:        0001084060-04-000005
         Date of Filing:       02/26/2004

6.       Filer/Entity:         The Dreyfus Socially Responsible Growth Fund, Inc.
         Registration No.:     811-07044
         CIK No.:              0000890064
         Accession No.:        0000890064-04-000002
         Date of Filing:       03/01/2004

7.       Filer/Entity:         Franklin Templeton Variable Insurance Products Trust
         Registration No.:     811-05583
         CIK No.:              0000837274
         Accession No.:        0001193125-04-032195
         Date of Filing:       03/01/2004

8.       Filer/Entity:         INVESCO Variable Investment Funds, Inc.
         Registration No.:     811-08038
         CIK No.               0000912744
         Accession No.:        0001193125-04-032195
         Date of Filing:       03/01/2004

9.       Filer/ Entity:        Janus Aspen Series
         Registration No.:     811-07736
         CIK No.               0000906185
         Accession No.:        0000906185-04-000004
         Date of Filing:       02/27/2004

10.      Filer/Entity          MFS Variable Insurance Trust
         Registration No.:     811-08326
         CIK No.               0000918571
         Accession No.:        0000950156-04-000087
         Date of Filing:       03/05/2004

11.      Filer/Entity          The Prudential Series Fund, Inc.
         Registration No.:     811-03623
         CIK No.               0000711175
         Accession No.:        0001193125-04-037239
         Date of Filing:       03/09/2004

If you have any questions regarding this filing, please contact me at (973) 802-6997.

                                                         Sincerely,

                                                         /s/C. Christopher Sprague

                                                         C. Christopher Sprague
                                                         Vice President and Corporate Counsel